UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2020

II-VI INCORPORATED

(Exact name of registrant as specified in its charter)

Commission File Number: 0-16195

Pennsylvania	25-1214948
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

375 Saxonburg Boulevard

Saxonburg, Pennsylvania 16056

(Address of principal executive offices, including zip code)

(724) 352-4455

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240 13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	IIVI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03.	Material Modification to Rights of Security Holders.

In connection with the Mandatory Convertible Preferred Stock Offering and the concurrent Common Stock Offering (each as defined in Item 8.01 below) by II-VI Incorporated (the “Company”), on July 6, 2020, the Company filed a Statement with Respect to Shares (the “Statement”) with the Pennsylvania Department of State Corporation Bureau to establish the preferences, limitations and relative rights of its 6.00% Series A Mandatory Convertible Preferred Stock, no par value per share (“Mandatory Convertible Preferred Stock”). The Statement became effective upon filing.

The shares of Mandatory Convertible Preferred Stock initially will be convertible into an aggregate of up to 10,697,760 shares of Common Stock, subject to adjustments, as set forth in the Statement. Unless earlier converted in accordance with the terms as set forth in the Statement, each share of Mandatory Convertible Preferred Stock will convert automatically on the mandatory conversion date, which is expected to be July 1, 2023, into between 3.8760 and 4.6512 shares of Common Stock, subject to customary anti-dilution adjustments. The number of shares of Common Stock issuable upon conversion will be determined based on the average volume weighted average price per share of Common Stock over the 20 consecutive trading day period beginning on, and including, the 21st scheduled trading day immediately prior to July 1, 2023.

Dividends on the Mandatory Convertible Preferred Stock will be payable on a cumulative basis when, as and if declared by the board of directors of the Company, or an authorized committee thereof, at an annual rate of 6.00% of the liquidation preference of $200.00 per share of Mandatory Convertible Preferred Stock, and may be paid in cash or, subject to certain limitations, in shares of Common Stock, or in any combination of cash and shares of Common Stock. If declared, dividends on the Mandatory Convertible Preferred Stock will be payable quarterly on January 1, April 1, July 1 and October 1 of each year, commencing on October 1, 2020 and ending on, and including, July 1, 2023.

Shares of Common Stock will rank junior to Mandatory Convertible Preferred Stock with respect to the payment of dividends and amounts payable in the event of the Company’s liquidation, dissolution or winding up of its affairs. Subject to certain exceptions, so long as any share of Mandatory Convertible Preferred Stock remains outstanding, no dividend or distributions will be declared or paid on shares of Common Stock or any other class or series of stock ranking junior to the Mandatory Convertible Preferred Stock, and no Common Stock or any other class or series stock ranking junior or on parity with the Mandatory Convertible Preferred Stock shall be, directly or indirectly, purchased, redeemed, or otherwise acquired for consideration by the Company or any of its subsidiaries unless all accumulated and unpaid dividends for all preceding dividend periods have been declared and paid in full, or a sufficient sum of cash or number of shares of Common Stock has been set aside for the payment of such dividends upon, all outstanding shares of Mandatory Convertible Preferred Stock.

In addition, upon the Company’s voluntary or involuntary liquidation, winding-up or dissolution, each holder of Mandatory Convertible Preferred Stock will be entitled to receive a liquidation preference in the amount of $200.00 per share of Mandatory Convertible Preferred Stock, plus an amount equal to accumulated and unpaid dividends on such shares, whether or not declared, to, but excluding, the date fixed for liquidation, winding-up or dissolution, to be paid out of the Company’s assets legally available for distribution to shareholders after satisfaction of indebtedness and other liabilities to creditors and holders of shares of any class or series of capital stock ranking senior to the Mandatory Convertible Preferred Stock as to distribution rights upon the Company’s liquidation, winding-up or dissolution, and before any payment or distribution is made to holders of any class or series of capital stock ranking junior to the Mandatory Convertible Preferred Stock as to distribution rights upon the Company’s liquidation, winding-up or dissolution, including, without limitation, Common Stock.

The holders of the Mandatory Convertible Preferred Stock will not have voting rights except as described below and as specifically required by Pennsylvania law or the Company’s Amended and Restated Articles of Incorporation from time to time.

Whenever dividends on any shares of the Mandatory Convertible Preferred Stock have not been declared and paid for the equivalent of six or more dividend periods, whether or not for consecutive dividend periods (a “nonpayment”), the authorized number of directors on the Company’s board of directors will, at the next annual or special meeting of shareholders as provided below, automatically be increased by two and the holders of record of such shares of the Mandatory Convertible Preferred Stock, voting together as a single class with holders of record of any and all other series of voting preferred stock (as defined below) then outstanding, will be entitled, at the next annual meeting of shareholders or at a special meeting of shareholders of the Company, to vote for the election of a total of two additional members of the board of directors (collectively, the “preferred stock directors”); provided that the election of any such directors will not cause the Company to violate the corporate governance requirements of The Nasdaq Global Select Market (or any other exchange or automated quotation system on which its securities may be listed or quoted) that requires listed or quoted companies to have a majority of independent directors; and provided further that the board of directors shall, at no time, include more than two preferred stock directors.

In the event of a nonpayment, the holders of at least 25% of the shares of the Mandatory Convertible Preferred Stock and any other series of voting preferred stock may request that a special meeting of shareholders be called to elect such preferred stock directors (provided, however, to the extent permitted by the Company’s Amended and Restated By-Laws, if the next annual or special meeting of shareholders is scheduled to be held within 90 days of the receipt of such request, the election of such preferred stock directors will be included in the agenda for and will be held at such scheduled annual or special meeting of shareholders). The preferred stock directors will stand for reelection annually, at each subsequent annual meeting of the shareholders, so long as the holders of the Mandatory Convertible Preferred Stock continue to have such voting rights.

At any meeting at which the holders of the Mandatory Convertible Preferred Stock are entitled to elect preferred stock directors, the holders of a majority of the then outstanding shares of the Mandatory Convertible Preferred Stock and all other series of voting preferred stock, present in person or represented by proxy, will constitute a quorum and the vote of the holders of a majority of such shares of the Mandatory Convertible Preferred Stock and other voting preferred stock so present or represented by proxy at any such meeting at which there shall be a quorum shall be sufficient to elect the preferred stock directors.

As used in this Current Report on Form 8-K, “voting preferred stock” means any class or series of the Company’s capital stock ranking on parity with the Mandatory Convertible Preferred Stock upon which like voting rights for the election of directors have been conferred and are exercisable. Whether a plurality, majority or other portion in voting power of the Mandatory Convertible Preferred Stock and any other voting preferred stock have been voted in favor of any matter shall be determined by reference to the respective liquidation preference amounts of the Mandatory Convertible Preferred Stock and such other voting preferred stock voted.

If and when all accumulated and unpaid dividends on the Mandatory Convertible Preferred Stock have been paid in full (a “nonpayment remedy”), the holders of the Mandatory Convertible Preferred Stock shall immediately and, without any further action by the Company, be divested of the foregoing voting rights, subject to the re-vesting of such rights in the event of each subsequent nonpayment. If such voting rights for the holders of the Mandatory Convertible Preferred Stock and all other holders of voting preferred stock have terminated, the term of office of each preferred stock director so elected will terminate at such time and the authorized number of directors on the Company’s board of directors shall automatically decrease by two.

Any preferred stock director may be removed at any time, with cause as provided by law or without cause by the holders of record of a majority in voting power of the outstanding shares of the Mandatory Convertible Preferred Stock and any other series of voting preferred stock then outstanding (voting together as a class) when they have the voting rights described above. In the event that a nonpayment shall have occurred and there shall not have been a nonpayment remedy, any vacancy in the office of a preferred stock director (other than prior to the initial election after a nonpayment) may be filled by the written consent of the preferred stock director remaining in office, except in the event that such vacancy is created as a result of such preferred stock director being removed or if no preferred stock director remains in office, such vacancy may be filled by a vote of the holders of record of a majority in voting power of the outstanding shares of the Mandatory Convertible Preferred Stock and any other series of voting preferred stock then outstanding (voting together as a single class) when they have the voting rights described above; provided that the election of any such preferred stock directors will not cause the Company to violate the corporate governance requirements of The Nasdaq Global Select Market (or any other exchange or automated quotation system on which the Company’s securities may be listed or quoted) that requires listed or quoted companies to have a majority of independent directors. The preferred stock directors will each be entitled to one vote per director on any matter that comes before the Company’s board of directors for a vote.

The Mandatory Convertible Preferred Stock will have certain other voting rights with respect to certain amendments to the Company’s Amended and Restated Articles of Incorporation or the Statement or certain other transactions as described in the Statement.

The foregoing description of the terms of the Mandatory Convertible Preferred Stock, including such restrictions, is qualified in its entirety by reference to the Statement, a copy of which is filed as Exhibit 3.1 hereto, and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information regarding the Statement as set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference in its entirety.

Item 8.01.	Other Events.

Offering of Common Stock

On July 1, 2020, the Company entered into an underwriting agreement (the “Common Stock Underwriting Agreement”) with BofA Securities, Inc., J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as representatives of the several underwriters listed on Schedule A thereto (collectively, the “Common Stock Underwriters”), pursuant to which the Company agreed to issue and sell to the Common Stock Underwriters an aggregate of 9,302,235 shares of Common Stock, in a registered public offering (the “Common Stock Offering”) pursuant to the Company’s shelf registration statement on Form S-3 (Registration File No. 333-239549) (the “Shelf Registration Statement”). Pursuant to the Common Stock Underwriting Agreement, the Company granted the Common Stock Underwriters an option to purchase an additional 1,395,335 shares of Common Stock (the “Common Stock Option”). On July 2, 2020, the Common Stock Underwriters exercised in full the Common Stock Option. For a description of the terms and conditions of the Common Stock Underwriting Agreement, please refer to the Common Stock Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto, and is incorporated herein by reference.

On July 2, 2020, the Company issued a press release announcing, among other things, the pricing terms of the Common Stock Offering. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

On July 7, 2020, the Company closed the Common Stock Offering, including the issuance and sale of the shares to be issued and sold pursuant to the Common Stock Option. A validity opinion issued by the Company’s counsel with respect to the Common Stock issued and sold in the Common Stock Offering is filed as Exhibit 5.1 hereto.

Offering of 6.00% Series A Mandatory Convertible Preferred Stock

On July 1, 2020, the Company entered into an underwriting agreement (the “Preferred Stock Underwriting Agreement”) with BofA Securities, Inc., J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as representatives of the several underwriters listed on Schedule A thereto (the “Preferred Stock Underwriters”), pursuant to which the Company agreed to issue and sell to the Preferred Stock Underwriters an aggregate of 2,000,000 shares of Mandatory Convertible Preferred Stock, in a registered public offering pursuant to the Shelf Registration Statement (the “Mandatory Convertible Preferred Stock Offering”). Pursuant to the Preferred Stock Underwriting Agreement, the Company granted the Preferred Stock Underwriters an over-allotment option to purchase an additional 300,000 shares of Mandatory Convertible Preferred Stock (the “Preferred Stock Option”). On July 2, 2020, the Preferred Stock Underwriters exercised in full the Preferred Stock Option. For a description of the terms and conditions of the Preferred Stock Underwriting Agreement, please refer to the Preferred Stock Underwriting Agreement, a copy of which is filed as Exhibit 1.2 hereto, and is incorporated herein by reference.

On July 2, 2020, the Company issued a press release announcing, among other things, the pricing terms of the Preferred Stock Offering. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

On July 7, 2020, the Company closed the Preferred Stock Offering, including the issuance and sale of the shares to be issued and sold pursuant to the Preferred Stock Option. A validity opinion issued by the Company’s counsel with respect to the Mandatory Convertible Preferred Stock issued and sold in the Preferred Stock Offering is filed as Exhibit 5.2 hereto.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description of Document

1.1

Underwriting Agreement relating to the Common Stock, dated July 1, 2020, among II-VI Incorporated and BofA Securities, Inc., J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as representatives of the several underwriters listed on Schedule A thereto.

1.2

Underwriting Agreement relating to the Mandatory Convertible Preferred Stock, dated July 1, 2020, among II-VI Incorporated and BofA Securities, Inc., J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as representatives of the several underwriters listed on Schedule A thereto.

3.1	Statement with Respect to Shares, filed with the Pennsylvania Department of State Corporation Bureau and effective July 6, 2020.

5.1	Opinion of K&L Gates LLP with respect to the Common Stock.

5.2	Opinion of K&L Gates LLP with respect to the Mandatory Convertible Preferred Stock.

23.1	Consent of K&L Gates LLP (included in Exhibit 5.1).

23.2	Consent of K&L Gates LLP (included in Exhibit 5.2).

99.1	Press Release dated July 2, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2020	II-VI Incorporated

	By:	/s/ Mary Jane Raymond
Mary Jane Raymond
Chief Financial Officer and Treasurer

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